SUPPLEMENT DATED MARCH 18, 2026 TO THE CURRENT
STATEMENT OF ADDITIONAL INFORMATION FOR:
Invesco Technology Fund
(the “Fund”)
This supplement amends the Statement of Additional Information of the above referenced Fund and is in addition to any other supplement(s). You should read this supplement in conjunction with the Statement of Additional Information and retain it for future reference.
1. The following information is added after the table under “PORTFOLIO MANAGER(S) — PORTFOLIO MANAGER FUND HOLDINGS AND INFORMATION ON OTHER MANAGED ACCOUNTS — INVESTMENTS” in Appendix H of the SAI:
Tony Hipple began serving on Invesco Technology Fund as a portfolio manager of the Fund effective February 27, 2026. As of December 31, 2025, Mr. Hipple did not beneficially own any shares of the Fund.
2. The following information is added after the table under “PORTFOLIO MANAGER(S) — PORTFOLIO MANAGER FUND HOLDINGS AND INFORMATION ON OTHER MANAGED ACCOUNTS — ASSETS MANAGED” in Appendix H of the SAI:
Tony Hipple began serving on Invesco Technology Fund as a portfolio manager of the Fund effective February 27, 2026. As of December 31, 2025, Mr. Hipple did not manage any other registered investment company, other pooled investment vehicle or other account.
ASEF-SAI-SUP-1